UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2014
(Date of earliest event reported)

Legend Oil and Gas, Ltd.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-49752 (Commission File Number)	84-1570556 (IRS Employer Identification No.)

555 Northpoint Center East, Suite 400 Alpharetta, GA (Address of Principal Executive Offices)	30022 (Zip Code)
(678) 595-6243
(Registrant’s telephone number, including area code)

______________________________________________
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On September 25, 2014, the Company’s reported that its wholly-owned Canadian subsidiary, Legend Energy Canada, Ltd., had filed an Assignment for the General Benefit of Creditors in the Court of Queen’s Bench in Bankruptcy and Insolvency, Province of Alberta, Canada, for relief under the Bankruptcy and Insolvency Act of Canada.  KPMG Inc. is the Trustee.  Attached as Exhibit 99.1 is the Statement of Affairs that has been filed with the Court.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Statement of Affairs

SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Legend Oil and Gas, Ltd.

Date: September 26, 2014	By:	/s/ Warren S. Binderman
Warren S. Binderman
Chief Financial Officer